Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT, (this “Agreement”) is made this 23rd day of September, 2014, by and among John Fahlberg (the “Seller”), Travelsafe, Inc., a Nevada corporation (“Travelsafe”, or the “Company”), and Oksana Murarova (“Purchaser 1”) and Nakul Gupta (“Purchaser 2” and, together with Purchaser 1, the “Purchasers”). The Seller, Travelsafe, and the Purchasers may be referred to herein each as a “Party” and collectively, as the “Parties”.

WITNESSETH:

WHEREAS, the Seller is the record owner of 5,000,000 shares (the “Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”);

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell to Purchaser 1 and Purchaser 1 desires to purchase from the Seller half of the Shares, that is, 2,500,000 shares of the Common Stock (“Acquisition 1”), for an aggregate purchase price of One Hundred Forty Thousand Dollars and 0/100 ($140,000.00) (“Purchase Price 1”); and

WHEREAS, pursuant to the terms and conditions of this Agreement, Seller desires to sell to Purchaser 2 and Purchaser 2 desires to purchase from the Seller half of the Shares, that is, 2,500,000 shares of the Common Stock (“Acquisition 2” and, together with Acquisition 1, the “Acquisitions”), for an aggregate purchase price of One Hundred Forty Thousand Dollars and 0/100 ($140,000.00) (“Purchase Price 2” and, together with Purchase 1, the aggregate purchase price of Two Hundred Eighty Thousand Dollars and 0/100 ($280,000.00) the “Purchase Price”).

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

Article I
SALE OF SECURITIES

1.01 Purchase and Sale. Subject to and upon the terms and conditions of this Agreement, on the Closing Date, the Seller shall sell, assign, transfer, convey, and deliver to the Purchasers, and Purchasers shall purchase from the Seller, a total of 5,000,000 shares of the Common Stock.

1.02 Purchase Price. Subject to and upon the terms and conditions of this Agreement, on the Closing Date, the Purchasers shall pay to the Seller, in full payment for the Shares and in reliance upon the representations and warranties made herein by the Seller, an aggregate of $280,000 to the Seller for the 5,000,000 shares of the Common Stock and payable as provided in Section 1.03.

1.03 Closing.

(a) The sale and delivery of the 5,000,000 shares of the Common Stock to the Purchasers, the payment of the Purchase Price to the Seller, and the consummation of the other respective obligations of the parties hereto contemplated by this Agreement will take place at a closing (the “Closing”), which will take place at a mutually acceptable location and date (the “Closing Date”).

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(b) At the closing:

(i) The Seller shall deliver to the Purchasers a certificate (or certificates) for the Shares, along with a fully executed stock power that is medallion guaranteed and duly endorsed in form for transfer to the Purchasers.

(ii) The Purchasers shall pay to the Seller the Purchase Price for the Shares.

(c) At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(d) All representations, covenants and warranties of the Purchasers and Seller contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date.

Article II
REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND COMPANY

Seller and Travelsafe represent and warrant to the Purchasers, jointly and severally, the following:

2.01 Organization; it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own its properties and assets and carry on its business as now being conducted. Travelsafe is duly qualified as a foreign entity to do business and is in good standing in the every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary. All actions taken by the incorporators, directors and/or shareholders of Travelsafe have been valid and in accordance with the laws of the state of Nevada.

2.02 OTCQB Listing The Common Stock is included for quotation on the OTCQB, under the symbol “TRVS.” The Common Stock is DTC-eligible.

2.03 Authorization; Enforcement; Validity.

(a) Travelsafe has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements to be entered into by the Parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”). The execution and delivery of the Transaction Documents by Travelsafe and the consummation by Travelsafe of the transactions contemplated hereby and thereby, has been duly authorized by Travelsafe’s Board of Directors and no further consent or authorization is required by Travelsafe, its Board of Directors or its shareholders. This Agreement and the other Transaction Documents have been duly executed and delivered by Travelsafe, and constitute the legal, valid and binding obligations of Travelsafe, enforceable against Travelsafe in accordance with their respective terms.

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(b) Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement and all other Transaction Documents to which Seller is a party and to perform the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of the Seller, enforceable against Seller in accordance with its terms. At Closing, all other Transaction Documents to be executed and delivered by Seller shall have been duly executed and delivered by Seller. All other Transaction Documents executed and delivered by Seller shall constitute valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

2.04 Capital. The Company is authorized to issue an aggregate number of two hundred sixty million (260,000,000) shares of capital stock, par value of $0.00001 per share of which two hundred fifty million (250,000,000) shares are the Common Stock (the “Common Stock”), and ten million (10,000,000) shares are of preferred stock, par value of $0.00001 per share. At the present time, 5,950,000 shares of Common Stock are issued and outstanding. There are no preferred shares issued or outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Seller is the lawful record and beneficial owner of the Shares. All outstanding shares of Common Stock are free of liens, encumbrances, security interests, pledges, charges, clouds on title, options, restrictions and legal or equitable rights of any persons including, but not limited to, rights of first refusal, pre-emptive and/or similar rights (collectively, “Encumbrances”). There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Travelsafe to issue or to transfer any shares of its capital stock and other than the Acquisition nor does Seller have any such obligation with respect to the Shares. None of the outstanding shares of Common Stock are subject to any stock restriction agreements and/or rights of first refusal, pre-emptive or similar rights. All of the issued and outstanding capital stock of Travelsafe has been issued in compliance with all applicable law, including, but not limited to, all state securities laws. Seller has delivered to Purchasers a true and correct list of shareholders as of the Closing Date certified by Travelsafe’s transfer agent listing the name, address and amount of shares of Common Stock owned by each shareholder.

2.05 Subsidiaries. Travelsafe does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. Travelsafe is not a participant in any joint venture, partnership or similar arrangement.

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2.06 SEC Documents; Financial Statements. Travelsafe is required under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has timely (including within any additional time periods provided by Rule 12b-25 under the Exchange Act) filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the Closing Date, all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter referred to as the “SEC Documents”). Travelsafe has delivered to Purchasers true, correct and complete copies of the SEC Documents not available on the SEC’s EDGAR system. Except as corrected by subsequent amendments thereto, as of their respective filing dates, the SEC Documents (and the Registration Statement (as defined below), the Amended Registration Statement (as defined below), and each prospectus forming a part thereof), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents (and the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder as to the Registration Statement (and the prospectus forming a part thereof) and the Amended Registration Statement (and the prospectus forming a part thereof). As of their respective filing dates, none of the SEC Documents (and/or the Registration Statement (and the prospectus forming a part thereof), and the Amended Registration Statement (nor the prospectus forming a part thereof)), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of Travelsafe included in the SEC Documents (and the Registration Statement (and the prospectus forming a part thereof), and the Amended Registration Statement (and the prospectus forming a part thereof), (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Travelsafe as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.07 Indebtedness. Except as disclosed in the SEC Documents, Travelsafe has no liabilities, obligations and/or indebtedness of any nature (absolute, accrued, direct, indirect, contingent or otherwise). Travelsafe is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation.

2.08 Litigation. Neither Seller nor Travelsafe is a party to any direct and/or indirect litigation, arbitration and/or other proceedings and neither Seller nor Travelsafe is aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the Travelsafe, the Seller and/or the Shares. To the best of knowledge of the Seller and Travelsafe, there is no dispute of any kind between Travelsafe and any third party. As of the Closing Date, Travelsafe will be free from any and all liabilities, liens, claims and/or commitments. Travelsafe is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Seller, there is no basis for any action or proceeding and no such action or proceeding is threatened against Travelsafe. Travelsafe is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

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2.09 Tax Returns. Travelsafe has filed all federal, state, and local tax returns required to be filed as of the date of this Agreement. There are no taxes of any kind due or owing to any local, state or federal taxing authority.

2.10 No Conflicts. The execution and delivery of this Agreement and the other Transaction Documents by the Seller and Travelsafe and the performance by the Seller and Travelsafe of their respective obligations hereunder and thereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Travelsafe the officers, directors and/or Seller are a party, or by which any other such persons may be bound, nor will any consents or authorizations of any party be required, (b) an event that would cause Travelsafe (and/or assigns) or Seller to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Travelsafe or upon the Shares.

2.11 Contracts, Leases and Assets. Travelsafe is not a party to any contract, agreement or lease. No person holds a power of attorney (and/or similar document) from Travelsafe or Seller. Except as disclosed in the SEC documents, Travelsafe has no assets or liabilities or any obligations which would give rise to a liability in the future.

2.12 Compliance with Laws. Seller and Travelsafe have complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation. Seller and Travelsafe have complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.

2.13 Regulations, Etc.; Travelsafe agrees that no person has direct and/or indirect rescission and/or similar rights with respect to any securities of Travelsafe. The Shares being sold herein to the Purchasers are being sold in a private transaction between the Seller and the Purchasers exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act. Travelsafe filed with the SEC a registration statement covering the resale of 950,000 shares of Common Stock owned, at that time, by thirty (30) of its shareholders on Form S-1 on September 27, 2013 (the “Registration Statement”), pursuant to the Securities Act, which Registration Statement was amended four times in 2013 (on November 14, December 6, December 23, and December 30) (such four amendments, collectively, the “Amended Registration Statement”), and was declared effective by the SEC on January 9, 2014. Other than the Registration Statement and the Amended Registration Statement, Travelsafe has not filed any registration statement under the Securities Act. In connection with the Registration Statement and the Amended Registration Statement and in all sales and/or issuances of securities of the Company, the Company complied with all applicable laws including, but not limited to, all state securities laws. As of the date hereof, the Registration Statement (including the prospectus contained therein) and the Amended Registration Statement (including the prospectus contained therein) is current and effective and neither Seller nor Travelsafe has any knowledge and/or reason to believe the Registration Statement (including the prospectus contained therein) or the Amended Registration Statement (including the prospectus contained therein), will not remain current and effective for the period of time applicable to similar registration statements as provided in SEC rules and regulations. The securities of Travelsafe included in the Registration Statement and the Amended Registration Statement may be sold pursuant to and in accordance with the disclosure in the prospectus.

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2.14 Closing Documents. All minutes, consents or other documents pertaining to Travelsafe to be delivered at the Closing shall be valid and in accordance with the laws of Nevada.

2.15 Title. The Seller has good, clean and marketable title to all of the Shares. The Shares are free and clear of and from all Encumbrances, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement or subject to any rights of first refusal, pre-emptive or similar rights. No person holds or has the right to receive any proxy or similar instrument with respect to any of the Shares. Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchasers, impair, restrict or delay voting rights with respect to the Shares.

2.16 Sophistication. Seller is a sophisticated investor familiar with transactions similar to those contemplated by this Agreement and have had access to all information regarding Travelsafe and its present and prospective business, assets, liabilities and financial condition that Seller reasonably considers important in making its decision to sell the Shares pursuant hereto. Seller has independently (and based on such information and the advice of such advisors as Seller has deemed appropriate if any), made its own analysis and decision to sell the Seller’s Shares and enter into this Agreement.

2.17 No Rights. Seller acknowledges and understands that as of the date of this Agreement and following the sale of the Shares to the Purchaser, Seller will have no rights to, directly or indirectly beneficially own, have the right to acquire, authorize the sale of, vote, receive dividends, or have any claims or any rights, including voting rights, relating to such Shares.

2.18 Future Appreciation. Seller acknowledges and understands that as a result of the sale of the Shares, Seller will be foregoing any opportunity Seller may have to realize appreciation in the value of the Company and/or the Shares.

2.19 Representations. All representations and warranties shall be true as of the Closing and all such representations and warranties shall survive the Closing for a period of three (3) years.

Article III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

3.01 Acquisition for Investment. The Purchasers are acquiring the Shares solely for their own accounts for the purpose of investment and not with a view to or for sale in connection with distribution. The Purchasers do not have a present intention to sell the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares to or through any person or entity. The Purchasers acknowledge that they are each able to bear the financial risks associated with an investment in the Shares and that they have been given full access to such records of the Company and to the officers of the Company and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Seller.

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3.02 Sophistication. The Purchasers are each sophisticated investors, as described in Rule 506(b)(2)(ii) promulgated under the Securities Act and have such experiences in business and financial matters that they are each capable of evaluating the merits and risk of an investment in the Company.

3.03 Opportunities for Additional Information. The Purchasers acknowledge that each Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of each such Purchaser’s personal knowledge of the Company’s affairs, each such Purchaser has asked such questions and received answers to the full satisfaction of each such Purchaser, and each such Purchaser desires to invest in the Company.

3.04 Rule 144. Each Purchaser understands that the Shares may not be offered for sale, sold, assigned or transferred unless such Shares are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that each such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, each Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

3.05 Legends. Each Purchaser hereby agrees with the Company that the Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE SELLERS AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE SELLER, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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3.06 Additional Legend; Consent. Additionally, the Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. Each Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of Shares in order to implement the restrictions on transfer of the Common Shares.

Article IV
CLOSING CONDITIONS; CLOSING DELIVERIES; POST CLOSING COVENANTS

4.01 Conditions of Purchasers’ Obligations at Closing. The obligation of the Purchasers to purchase and pay for the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions, to each Purchaser’s satisfaction or waiver in their sole and absolute discretion:

(a) Representations, Warranties; Obligations. The Seller’s and Travelsafe’s representations and warranties contained in this Agreement shall be true, complete and correct at and as of the Closing Date (both immediately prior to and immediately after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents) and the Seller and Travelsafe shall have duly performed and complied with all covenants and obligations required by this Agreement or the other Transaction Documents to be performed or complied with by it on or before the Closing Date.

(b) Absence of Litigation. No action or proceeding shall be pending or ongoing by or before any court or other governmental or administrative body or agency (i) seeking to restrain, enjoin, prohibit or invalidate any of the transactions contemplated by this Agreement and the other Transaction Documents, (ii) to deregister the Common Stock, (iii) to make the Common Stock not DTC eligible, or (iv) to remove the Common Stock from the OTCQB.

(c) No Changes. No change has occurred since the filing of Travelsafe’s last Annual Report on Form 10-K with the SEC that the Purchasers believe could affect Travelsafe.

(d) Certain SEC Filings. Travelsafe shall have filed with the SEC (i) through and including the Closing Date, all periodic reports required to be filed by it under SEC rules and regulations including, but not limited to all Current Reports on Form 8-K, and (ii) the Registration Statement (and the prospectus forming a part there) and the Amended Registration Statement (and the prospectus forming a part thereof), shall have been declared effective by the SEC, shall be current and effective as of the Closing Date and neither Seller nor Travelsafe shall have any reason to believe that the Amended Registration Statement will not remain current and effective to allow the securities included therein to be sold in accordance with the disclosure set forth in the Amended Registration Statement (and the prospectus contained therein) for the period of time applicable to similar registration statements as provided in SEC rules and regulations.

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(e) Seller’s and Travelsafe ‘s Closing Deliveries. The Seller and Travelsafe shall have delivered to Purchasers all of the following documents and instruments:

(i) this Agreement and the other Transaction Documents to which the Seller and Travelsafe are a party, duly executed by Seller and Travelsafe;

(ii) stock certificate or certificates representing the Shares, along with stock powers with signature guarantee acceptable to Travelsafe ‘s transfer agent, representing the Shares, endorsed in favor of the name or names as designated by Purchasers or left blank, as may be requested by the Purchasers;

(iii) executed resignation letters from each of Travelsafe’s officers, effective as of the date of such resignation letters;

(iv) executed resignation letters from each of the directors of Travelsafe, effective as of the date of such resignation letters;

(v) executed resolutions of Travelsafe’s board of directors appointing to Travelsafe’s board of directors such persons designated in writing by the Purchaser with such appointments to be appointed as of the date of such resolutions;

(vi) all of the original business and corporate records of Travelsafe, including, but not limited to, correspondence (including correspondence with FINRA, the SEC, state securities regulators, blue sky filings and all other regulatory and governmental entities) files, bank statements, the Articles of Incorporation (filed with the Secretary of State of the State of Nevada, which Articles of Incorporation have not been amended) and the By-Laws (which have not been amended) of Travelsafe, checkbooks, savings account books, minutes of shareholder and directors meetings or written consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist and such other documents as the Purchaser shall reasonably request;

(vii) correspondence relating to listing of Travelsafe’s Common Stock on the OTCQB;

(viii) documents with DTC including, but not limited to, all back and forth correspondence showing the Common Stock is currently DTC Eligible;

(ix) all correspondence and documents with and between Travelsafe and its auditors;

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(x) certificate of Good Standing from the Secretary of State of Nevada dated the Closing Date;

(xi) current certified shareholder list from Travelsafe ‘s transfer agent;

(xii) Travelsafe’s EDGAR filing codes;

(xiii) all other books and records of Travelsafe, including bank statements and bank records; and

(xiv) such other documents of Travelsafe as may be reasonably required by Purchasers which shall not cause the Seller unreasonable hardship.

4.02 Conditions of Seller’s and Travelsafe ‘s Obligations at Closing. The obligation of the Seller and Travelsafe to complete the Acquisition and sell the Shares to the Purchasers is subject to the fulfillment as of the Closing Date of the following conditions, to Seller’s satisfaction or waiver in their sole and absolute discretion:

(a) Representations, Warranties; Obligations. Each of the Purchasers’ representations and warranties contained in this Agreement shall be true, complete and correct at and as of the Closing Date (both immediately prior to and immediately after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents) and the Purchasers shall have duly performed and complied with all covenants and obligations required by this Agreement or the other Transaction Documents to be performed or complied with by them on or before the Closing Date.

(b) Absence of Litigation. No action or proceeding shall be pending or ongoing by or before any court or other governmental or administrative body or agency seeking to restrain, enjoin, prohibit or invalidate any of the transactions contemplated by this Agreement and the other Transaction Documents.

(c) Purchaser’s Closing Deliveries. Purchasers shall have delivered to Seller all of the following documents and instruments:

(i) this Agreement and the other Transaction Documents to which the Purchasers are parties, duly executed by the Purchasers; and

(ii) the Purchase Price.

4.03 Post Closing Covenants.

(a) Filings with Government Agencies. No later than the last day required by SEC rules and regulations from the Closing Date, the Purchasers shall file the Form D and Current Report on Form 8-K with the SEC, disclosing the Acquisition, the change of control of Travelsafe and such other items required to be disclosed pursuant to SEC rules and regulations.

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Article V
REMEDIES

5.01 Termination. In addition to any other remedies, the Purchasers may terminate this Agreement, if at the Closing, the Seller has failed to comply with all material terms of this Agreement, including but not limited to, all conditions to Closing as set forth in Section 4.01 hereof, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a material adverse effect on Travelsafe, or on Purchasers’ acquiring good title to the Shares, or on any part of this transaction. The Seller may terminate this Agreement, if at the Closing, the Purchasers have failed to comply with all material terms of this Agreement, including but not limited to, all conditions to Closing as set forth in Section 4.02 hereof, or has failed to supply any documents required by this Agreement unless they do not exist.

5.02 Indemnification. From and after the Closing, the Parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses including, but not limited to, legal fees and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein including any representation and/or warranty, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.03 Indemnification Non-Exclusive The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

Article VI
MISCELLANEOUS

6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02 Amendments. This Agreement and any provision hereof, may be waived, changed, modified, or discharged, only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

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6.04 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.05 Partial Invalidity. In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.06 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.07 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to the Seller:

John Fahlberg

12926 Morehead

Chapel Hill, NC 27517

jfahlberg@nc.rr.com

Phone: 919-969-2982

Fax: 919-969-4768

If to the Purchaser:

Nakul Gupta

1 Changi North, St. 1

Singapore 498789

6.08 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the Parties to this Agreement

6.09 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement for a period of three (3) years.

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6.10 Mutual Cooperation. The Parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

6.11 Governing Law. This Agreement shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of Nevada without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the State of Nevada. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the State of Nevada and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Las Vegas, Nevada. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLER:

/s/ John Fahlberg
John Fahlberg (Individually)

THE COMPANY:

Travelsafe, Inc.

By:	/s/ John Fahlberg
Name: Title:	John Fahlberg President

OKSANA MURAROVA (PURCHASER 1)

/s/ OKSANA MURAROVA

NAKUL GUPTA (PURCHASER 2)

/s/ NAKUL GUPTA

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